Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 9,951.50
Total Fee Amount	9,951.50
Total Transaction Valuation	65,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00